GENERAL	12 Months Ended
Dec. 31, 2013
GENERAL [Abstract]
GENERAL

NOTE 1:      GENERAL

a.	SuperCom Ltd. (the "Company") is an Israeli resident company organized in 1988 in Israel. On January 24, 2013 the Company changed its name back to SuperCom Ltd, its original name, from Vuance Ltd. On September 12, 2013, the Company's ordinary shares were approved for listing on the NASDAQ Capital Market and began trading under the ticker symbol "SPCB" on September 17, 2013. Previously, the Company's ordinary shares traded on the OTCQB® electronic quotation service.

The Company is a global provider of traditional and digital identity solutions, providing advanced safety, identification, tracking and security products to governments and private and public organizations. The Company provides cutting edge real-time positioning, tracking, monitoring and verification solutions enabled by its PureRF® wireless hybrid suite of products and technologies, all connected to a web-based, secure, proprietary, interactive and user-friendly interface.    The Company offers a wide range of solutions including, national ID registries, e-passports, biometric visas, automated fingerprint identification systems, digitized driver's licenses, and electronic voter registration and election management using the common platform ("MAGNA").  The Company sells its products through marketing offices in the U.S, Tanzania, Panama, Ecuador and Israel.

b.	On December 26, 2013 the Company acquired the SmartID Division of On Track Innovations Ltd. (NASDAQ: OTIV) ("OTI"), consisting of customer contracts, software, other related technologies and IP assets. The Company paid OTI $8.8 million ($10 million less certain price adjustments) at the closing and agreed to make contingent payments of up to $12.5 million pursuant to an earn-out mechanism based on certain performance and other milestones. The SmartID Division has a strong international presence, with a broad range of competitive and well-known e-ID solutions and technology. The acquisition significantly expanded the breadth of the Company's e-ID capabilities globally, while providing it with market and technological experts, together with its ID software platforms and technologies.

As of December 31, 2013, the Company's principal activities were conducted mainly through SuperCom Ltd. and Supercom Inc. Two new active wholly owned subsidiaries, SuperCom Tanzania and SuperCom Panama, were acquired in December 2013 as part of the acquisition of the SmartID division. The subsidiaries in Tanzania and Panama provide support and maintenance services to the Company's customers in these countries.

c.	Extinguishment of liabilities

On November 3, 2010, the Company submitted to the District Court in Petach-Tikva, Israel, a request to summon meetings of creditors of the Company, in order to approve a proposed arrangement between the Company and its creditors (including convertible bond holders) in accordance with Section 350 of the Israeli Companies Law 5759-1999. The proposed arrangement involved an allotment of ordinary shares or warrants to purchase ordinary shares of the Company to certain of its creditors, at a price of $0.38 per ordinary share against 40% of the total outstanding debt to the creditors, to the effect of total satisfaction of the entire debt owed to the Company's creditors (thus forgiving and waiving 60% of the total outstanding debt of the Company).

The proposed arrangement was based on the one which was approved by the general meeting of the shareholders dated September 12, 2010. The Company convened the meetings of its creditors to approve the proposed debt arrangement during February and March 2011. On March 15, 2011, the Company filed an application with the Petach-Tikva District Court for the approval of the creditor arrangement.

On July 18, 2011, the District Court decided not to approve the Company's application, mainly due to an objection to the proposed arrangement filed by one of the Company's secured creditors, Special Situations Funds ("SSF"), which later assigned its bonds on November 8, 2011 to Mr. Eliyahu Trabelsi (see also Note 12). In February 2012, following the approval of the board of directors, the Company decided to proceed with the arrangement which was approved by its general meeting without further proceeding in the District Court, subject to its creditors agreements.

As of December 31, 2010, certain creditors with a total outstanding debt of $271 accepted the Company's debt arrangement proposal. The Company allotted a total of 283,798 warrants to purchase ordinary shares of the Company (see also Note 12e) to those creditors. In accordance with ASC Topic 470-50-40, the Company recorded $124 as a gain from extinguishment of debt based on the difference between the carrying amount of the liabilities extinguished ($271) and the fair value of the warrants allotted ($147), which was credited to additional paid-in capital.

During 2011, certain creditors with a total outstanding debt of $3,369 accepted the Company's debt arrangement proposal. The Company allotted a total of 254,558 warrants and 70,588 options (with an exercise price of nil) to purchase ordinary shares of the Company and 3,185,609 ordinary shares of the Company (see also Note 11) to those creditors. In accordance with ASC Topic 470-50-40, the Company recorded $2,149 as a gain on extinguishment of debt based on the difference between the carrying amount of the liabilities extinguished ($3,369) and the fair value of the shares, warrants and options allotted ($1,220), which was credited to additional paid-in capital (see also Note 12).

During 2012, certain creditors and convertible bond holders, including Sigma Wave Ltd ("Sigma Wave") and Mr. Eliyahu Trabelsi, accepted the Company's debt arrangement proposal for $3,910 of outstanding debt. The Company allotted to Sigma Wave and Mr. Trabelsi a total of 3,431,800 ordinary shares of the Company (see also Note 11), and granted a former service provider a warrant to purchase 325,753 ordinary shares.

In accordance with ASC Topic 470-50-40, the Company recorded $2,417 as a gain on extinguishment of debt based on the difference between the carrying amounts of the liability extinguished ($3,910) and the fair value of (i) the ordinary shares granted ($1,240), (ii) the warrant granted ($126), and (iii) the amount of liability extinguished on account of shares ($127).

d.	Concentration of risk that may have a significant impact on the Company:

Throughout the reporting periods the Company derived most of its revenues from one major customer. See also Note 14c.

The Company purchases certain services and products used by it to generate revenues in its projects and sales from several sole suppliers. Although there are only a limited number of manufacturers of those particular services and products, management believe that other suppliers could provide similar services and products on comparable terms without affecting operating results.